Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BankFinancial Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. Morgan Gasior, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. MORGAN GASIOR	Dated: April 29, 2009
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to BankFinancial Corporation and will be retained by BankFinancial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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